                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                November 19, 2003

                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

               Louisiana                               1-12227                             72-1106167
    -------------------------------            ------------------------         ---------------------------------
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On November 19, 2003, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Press Release dated November 19, 2003 - The Shaw Group Inc. Announces Final Results of Tender Offer for its Outstanding Liquid Yield Option(TM) Notes.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SHAW GROUP INC.
                                  (Registrant)

Date: November 20, 2003       By: /s/ Robert L. Belk
                                  -------------------
                                      Robert L. Belk, Executive Vice President
                                      and Chief Financial Officer



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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                November 20, 2003

    Exhibit Number          Description                                    Page No.
    --------------          -----------                                    --------
         99.1               Press Release dated November 19, 2003 -
                            The Shaw Group Inc. Announces Final
                            Results of Tender Offer for its Outstanding
                            Liquid Yield Option(TM) Notes.




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